UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 7, 2019

NORTHSTAR ELECTRONICS, INC.

 (Exact name of registrant as specified in charter)

Delaware	333-90031	33-0803434
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
355 Burrard Street, Suite #1000 Vancouver, British Columbia, Canada V6C 2G8
(Address of principal executive offices)

(778) 838 3313

(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR   240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

1. Item 1.01 Entry into a Material Definitive Agreement

The Company’s wholly owned subsidiary, National Five Holding Ltd, (the ‘Company’) has come to an agreement with Northstar Sealand Enterprises Ltd, (‘NSEL’), a corporation organized and existing under the laws of British Columbia, Canada, whereby the Company increases its shareholdings from 60% to 95% of the capital stock of NSEL.

Section 9 – Financial Statements and Exhibits

9. Item 9.01.- Financial Statements and Exhibits

(d) Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 NORTHSTAR ELECTRONICS, INC.

 By:/s/Wilson Russell

Wilson Russell

President and Chief Executive Officer

Dated: October 10, 2019